SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       October 23, 2006 (October 19, 2006)
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                Date of Report (Date of earliest event reported)

                               Fedders Corporation
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             (Exact name of Registrant as specified in its charter)

            Delaware                 1-8831                   22-2572390
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
     of  Incorporation)                                 Identification Number)


                              505 Martinsville Road
                      Liberty Corner, New Jersey 07938-0813
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          (Address of principal executive offices, including zip code)


                                 (908) 604-8686
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On October 19, 2006, Fedders Corporation (the "Company") entered into Amendment No. 3 to Amended and Restated Loan and Security Agreement ("Amendment No. 3"), amending the provisions of that certain Amended and Restated Loan Agreement dated as of January 31, 2006 among the Company, certain of its subsidiaries as borrowers and guarantors, and Wachovia Bank, National Association and The CIT Group Business Credit, Inc. (the "Lenders") (as amended, the "Loan Agreement"). Amendment No. 3 provides for the extension of a supplemental term loan which was provided by the Lenders to the Company pursuant to Amendment No. 2 to the Loan Agreement and also provides the Company with additional supplemental term loans in the aggregate amount of $10 million subject to the conditions contained in Amendment No. 3. Certain of the borrowings under the additional supplemental term loans are conditioned on, among other things, an investment in the Company by Sal Giordano, Jr., Executive Chairman of the Company.

The description of Amendment No. 2 and Amendment No. 3 (the "Amendments") is qualified in its entirety by reference to the Amendments, which are incorporated herein by reference and attached hereto as Exhibits 10.1 and 10.2.

Item 3.02  Unregistered Sales of Equity Securities

On October 20, 2006, the Company entered into a certain Commitment for Sale and Purchase of Treasury Stock (the "Agreement") between Fedders Corporation and Sal Giordano, Jr., Executive Chairman of the Company, as Participant in the Company's Supplemental Retirement Plan I (the "Participant"). The Agreement provides that the Participant will direct his account in the Company's Supplemental Retirement Plan I to invest $3.5 million (the "Investment") in shares of Common Stock of the Company currently held as treasury stock (the "Common Stock"). The Investment may be made in whole or in part, as directed by the Participant, provided that the total Investment is made on or before January 26, 2007. The purchase price for the Common Stock will be paid in cash. The purchase price of the Common Stock will be the closing price of the Common Stock on the day immediately preceding the closing date of each portion of the Investment.

The description of the Agreement is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference and attached hereto as
Exhibit 10.3.

Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions do not involve any public offering and will be made to an executive officer and director of the Company.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

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         10.1         Amendment No. 3 to Amended and Restated Loan and
                      Security Agreement dated as of October 19, 2006 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

         10.2 Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of August 11, 2006 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

         10.3 Commitment for Sale and Purchase of Treasury Stock dated October 20, 2006 between Fedders Corporation and Sal Giordano, Jr., as Participant in Supplemental Retirement Plan I.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FEDDERS CORPORATION


Dated: October 23, 2006
                                      By: /s/Kent E. Hansen
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                                          Name:  Kent E. Hansen
                                          Title: Executive Vice President



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                                  Exhibit Index



Exhibit No.       Description

10.1 Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of October 19, 2006 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

10.2 Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of August 11, 2006 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

10.3 Commitment for Sale and Purchase of Treasury Stock dated October 20, 2006 between Fedders Corporation and Sal Giordano, Jr., as Participant in Supplemental Retirement Plan I.